UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

CLEARBRIDGE

EQUITY INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Equity Income Builder Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Equity Income Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge Equity Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

ClearBridge Equity Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	ClearBridge Equity Income Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not respond as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Performance review

For the six months ended June 30, 2013, Class A shares of ClearBridge Equity Income Fund, excluding sales charges, returned 12.53%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexv, returned 15.78% for the same period. The Lipper Equity Income Funds Category Average1 returned 12.98% over the same time frame.

ClearBridge Equity Income Fund	V
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 390 funds in the Fund’s Lipper category, and excluding sales charges.

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
ClearBridge Equity Income Fund:
Class 1[1]	12.58%
Class A	12.53%
Class B2	12.12%
Class C	12.07%
Class R	12.34%
Class I	12.71%
Russell 3000 Value Index	15.78%
Lipper Equity Income Funds Category Average[3]	12.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class FI and Class IS shares for the six-month period are not shown because these share classes commenced operations on May 16, 2013 and April 10, 2013, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class R and Class I shares were 0.95%, 1.24%, 1.94%, 1.93%, 1.57% and 0.82%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. In addition, the manager has agreed to

VI	ClearBridge Equity Income Fund
[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 390 funds in the Fund’s Lipper category, and excluding sales charges.

waive fees and/or reimburse operating expenses (other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.50% for Class R shares and 1.00% for Class I shares. Total annual fund operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These arrangements are effective as of January 1, 2014 for Class A, Class B, Class C and Class I shares, and cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Indexvi gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexvii gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii , returned 13.91% and the Russell Midcap Indexix returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Value Indices, returned 12.23% and 15.78%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013 before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to

ClearBridge Equity Income Fund	VII

Investment commentary (cont’d)

generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationxi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexxii fell 2.44%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	ClearBridge Equity Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

xi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ClearBridge Equity Income Fund	IX

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[5]
Class 1	12.58%	$1,000.00	$1,125.80	0.92%	$4.85	[5]	Class 1	5.00%	$1,000.00	$1,020.23	0.92%	$4.61
Class A	12.53	1,000.00	1,125.30	1.15	6.06	[5]	Class A	5.00	1,000.00	1,019.09	1.15	5.76
Class B	12.12	1,000.00	1,121.20	1.82	9.57	[5]	Class B	5.00	1,000.00	1,015.77	1.82	9.10
Class C	12.07	1,000.00	1,120.70	1.88	9.89	[5]	Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class FI3	-2.89	1,000.00	971.10	1.22	1.48	[6]	Class FI	5.00	1,000.00	1,018.74	1.22	6.11
Class R	12.34	1,000.00	1,123.40	1.40	7.37	[5]	Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class I	12.71	1,000.00	1,127.10	0.82	4.32	[5]	Class I	5.00	1,000.00	1,020.73	0.82	4.11
Class IS4	0.14	1,000.00	1,001.40	0.82	1.82	[7]	Class IS	5.00	1,000.00	1,020.73	0.82	4.11

2	ClearBridge Equity Income Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period May 16, 2013 (inception date) to June 30, 2013.

[4]	For the period April 10, 2013 (inception date) to June 30, 2013.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[6]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (45), then divided by 365.

[7]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (81), then divided by 365.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

ClearBridge Equity Income Fund

Security	Shares	Value
Common Stocks — 85.7%
Consumer Discretionary — 7.0%
Automobiles — 0.7%
Honda Motor Co., Ltd., ADR	968,822	$36,088,619
Hotels, Restaurants & Leisure — 0.5%
Yum! Brands Inc.	330,000	22,882,200
Media — 3.0%
Comcast Corp., Special Class A Shares	1,875,310	74,393,548
Time Warner Inc.	1,217,660	70,405,101
Total Media		144,798,649
Multiline Retail — 1.7%
Target Corp.	1,180,000	81,254,800
Specialty Retail — 1.1%
Home Depot Inc.	723,970	56,085,956
Total Consumer Discretionary		341,110,224
Consumer Staples — 9.2%
Beverages — 1.4%
Anheuser-Busch InBev NV, ADR	750,000	67,695,000
Food & Staples Retailing — 2.0%
Wal-Mart Stores Inc.	1,275,000	94,974,750
Food Products — 1.7%
Nestle SA, ADR	1,262,740	83,063,037
Household Products — 4.1%
Kimberly-Clark Corp.	819,710	79,626,629
Procter & Gamble Co.	1,539,120	118,496,849
Total Household Products		198,123,478
Total Consumer Staples		443,856,265
Energy — 9.4%
Energy Equipment & Services — 1.1%
Schlumberger Ltd.	720,000	51,595,200
Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	833,079	98,586,569
Exxon Mobil Corp.	1,552,109	140,233,048
Occidental Petroleum Corp.	320,000	28,553,600
Royal Dutch Shell PLC, ADR, Class B Shares	709,020	46,986,756
Spectra Energy Corp.	2,600,000	89,596,000
Total Oil, Gas & Consumable Fuels		403,955,973
Total Energy		455,551,173

See Notes to Financial Statements.

4	ClearBridge Equity Income Fund 2013 Semi-Annual Report

ClearBridge Equity Income Fund

Security	Shares	Value
Financials — 10.9%
Capital Markets — 0.9%
BlackRock Inc.	180,000	$46,233,000
Insurance — 5.1%
Berkshire Hathaway Inc., Class B Shares	829,670	92,856,667	*
MetLife Inc.	805,090	36,840,918
Prudential Financial Inc.	490,470	35,819,024
Travelers Cos. Inc.	996,750	79,660,260
Total Insurance		245,176,869
Real Estate Investment Trusts (REITs) — 3.3%
American Tower Corp.	956,590	69,993,690
Annaly Capital Management Inc.	2,159,440	27,144,161
Chimera Investment Corp.	4,314,650	12,943,950
Westfield Group	1,200,000	12,554,942
Weyerhaeuser Co.	1,291,060	36,782,299
Total Real Estate Investment Trusts (REITs)		159,419,042
Thrifts & Mortgage Finance — 1.6%
First Niagara Financial Group Inc.	3,223,590	32,461,551
People’s United Financial Inc.	3,000,000	44,700,000
Total Thrifts & Mortgage Finance		77,161,551
Total Financials		527,990,462
Health Care — 6.8%
Health Care Providers & Services — 1.2%
UnitedHealth Group Inc.	875,390	57,320,537
Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	560,730	25,059,024
Johnson & Johnson	1,130,537	97,067,907
Merck & Co. Inc.	1,257,040	58,389,508
Pfizer Inc.	3,358,130	94,061,221
Total Pharmaceuticals		274,577,660
Total Health Care		331,898,197
Industrials — 13.9%
Aerospace & Defense — 1.2%
Raytheon Co.	854,080	56,471,770
Air Freight & Logistics — 2.1%
United Parcel Service Inc., Class B Shares	1,175,000	101,614,000
Commercial Services & Supplies — 1.7%
Waste Management Inc.	2,109,300	85,068,069

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

ClearBridge Equity Income Fund

Security	Shares	Value
Industrial Conglomerates — 6.5%
3M Co.	875,000	$95,681,250
General Electric Co.	5,000,000	115,950,000
United Technologies Corp.	1,100,000	102,234,000
Total Industrial Conglomerates		313,865,250
Machinery — 1.2%
Caterpillar Inc.	426,820	35,208,382
Deere & Co.	306,760	24,924,250
Total Machinery		60,132,632
Road & Rail — 1.2%
Union Pacific Corp.	363,630	56,100,836
Total Industrials		673,252,557
Information Technology — 12.4%
Communications Equipment — 3.4%
Cisco Systems Inc.	2,900,000	70,499,000
QUALCOMM Inc.	1,541,530	94,156,652
Total Communications Equipment		164,655,652
Computers & Peripherals — 1.6%
Apple Inc.	196,250	77,730,700
Electronic Equipment, Instruments & Components — 0.9%
Corning Inc.	3,271,660	46,555,722
IT Services — 1.4%
Automatic Data Processing Inc.	976,240	67,223,886
Semiconductors & Semiconductor Equipment — 2.2%
Broadcom Corp., Class A Shares	551,390	18,614,926
Intel Corp.	1,946,830	47,152,223
Texas Instruments Inc.	1,150,000	40,100,500
Total Semiconductors & Semiconductor Equipment		105,867,649
Software — 2.9%
CA Inc.	739,680	21,177,039
Microsoft Corp.	3,420,470	118,108,829
Total Software		139,285,868
Total Information Technology		601,319,477
Materials — 4.4%
Chemicals — 2.4%
E.I. du Pont de Nemours & Co.	930,000	48,825,000
PPG Industries Inc.	451,240	66,066,048
Total Chemicals		114,891,048

See Notes to Financial Statements.

6	ClearBridge Equity Income Fund 2013 Semi-Annual Report

ClearBridge Equity Income Fund

Security		Shares	Value
Metals & Mining — 0.7%
BHP Billiton PLC, ADR		655,770	$33,621,328
Paper & Forest Products — 1.3%
International Paper Co.		1,458,870	64,642,530
Total Materials			213,154,906
Telecommunication Services — 4.8%
Diversified Telecommunication Services — 3.8%
AT&T Inc.		2,550,000	90,270,000
Verizon Communications Inc.		1,888,570	95,070,614
Total Diversified Telecommunication Services			185,340,614
Wireless Telecommunication Services — 1.0%
Vodafone Group PLC, ADR		1,694,506	48,700,102
Total Telecommunication Services			234,040,716
Utilities — 6.9%
Electric Utilities — 3.0%
American Electric Power Co. Inc.		1,500,000	67,170,000
Exelon Corp.		1,100,000	33,968,000
NextEra Energy Inc.		517,820	42,191,974
Total Electric Utilities			143,329,974
Gas Utilities — 0.9%
UGI Corp.		1,150,000	44,976,500
Multi-Utilities — 3.0%
CenterPoint Energy Inc.		1,650,000	38,758,500
National Grid PLC		6,300,770	71,490,324
Wisconsin Energy Corp.		815,000	33,406,850
Total Multi-Utilities			143,655,674
Total Utilities			331,962,148
Total Common Stocks (Cost — $3,569,410,006)			4,154,136,125

	Rate
Convertible Preferred Stocks — 2.1%
Consumer Discretionary — 0.6%
Automobiles — 0.6%
General Motors Co.	4.750%	600,000	28,896,000
Financials — 1.5%
Commercial Banks — 0.5%
Wells Fargo & Co.	7.500%	20,000	23,880,000

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

ClearBridge Equity Income Fund

Security		Rate	Shares	Value
Insurance — 1.0%
MetLife Inc.		5.000%	853,430	$46,759,430
Total Financials				70,639,430
Total Convertible Preferred Stocks (Cost — $97,951,575)				99,535,430
Master Limited Partnerships — 3.3%
Crude/Refined Products Pipelines — 0.5%
Kinder Morgan Energy Partners LP			266,030	22,718,962
Diversified Energy Infrastructure — 0.8%
Kinder Morgan Management LLC			486,931	40,702,562	*
Global Infrastructure — 2.0%
Brookfield Infrastructure Partners LP			1,950,000	71,214,000
Brookfield Renewable Energy Partners LP			881,629	24,352,308
Brookfield Renewable Energy Partners LP			86,750	2,405,578	*
Total Global Infrastructure				97,971,886
Total Master Limited Partnerships (Cost — $132,827,421)				161,393,410

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(a)(b)(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(a)(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(a)(b)(c)(d)
Total Asset-Backed Securities (Cost — $250,103)				2
Total Investments before Short-Term Investments (Cost — $3,800,439,105)				4,415,064,967
Short-Term Investments — 10.0%
Repurchase Agreements — 10.0%
Interest in $1,050,000,000 joint tri-party repurchase agreement dated 6/28/13 with RBS Securities Inc.; Proceeds at maturity — $420,543,702; (Fully collateralized by various U.S. government obligations, 0.250% to 2.125% due 11/30/14 to 3/31/18; Market value — $428,951,807)	0.100%	7/1/13	420,540,197	420,540,197
Interest in $100,000,000 joint tri-party repurchase agreement dated 6/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $64,389,787; (Fully collateralized by U.S. government obligations, 1.625% due 8/15/22; Market value — $65,676,926)	0.120%	7/1/13	64,389,143	64,389,143
Total Short-Term Investments (Cost — $484,929,340)				484,929,340
Total Investments — 101.1% (Cost — $4,285,368,445#)				4,899,994,307
Liabilities in Excess of Other Assets — (1.1)%				(52,172,350)
Total Net Assets — 100.0%				$4,847,821,957

See Notes to Financial Statements.

8	ClearBridge Equity Income Fund 2013 Semi-Annual Report

ClearBridge Equity Income Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of June 30, 2013.

(c)	Illiquid security.

(d)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $3,800,439,105)	$4,415,064,967
Repurchase agreements, at value (Cost — $484,929,340)	484,929,340
Foreign currency, at value (Cost — $53)	49
Cash	62,600,034
Receivable for securities sold	14,918,825
Dividends receivable	10,676,692
Receivable for Fund shares sold	7,133,835
Prepaid expenses	107,057
Total Assets	4,995,430,799

Liabilities:
Payable for securities purchased	136,597,914
Payable for Fund shares repurchased	4,285,039
Investment management fee payable	2,756,935
Service and/or distribution fees payable	895,844
Trustees’ fees payable	9,967
Accrued expenses	3,063,143
Total Liabilities	147,608,842
Total Net Assets	$4,847,821,957

Net Assets:
Par value (Note 7)	$2,948
Paid-in capital in excess of par value	4,501,947,423
Undistributed net investment income	509,437
Accumulated net realized loss on investments and foreign currency transactions	(269,243,414)
Net unrealized appreciation on investments and foreign currencies	614,605,563
Total Net Assets	$4,847,821,957

See Notes to Financial Statements.

10	ClearBridge Equity Income Fund 2013 Semi-Annual Report

Shares Outstanding:
Class 1	81,325,242
Class A	161,015,628
Class B	8,961,487
Class C	19,350,983
Class FI	802
Class R	7,823
Class I	24,096,413
Class IS	596

Net Asset Value:
Class 1 (and redemption price)	$16.44
Class A (and redemption price)	$16.44
Class B*	$16.18
Class C*	$16.24
Class FI (and redemption price)	$16.43
Class R (and redemption price)	$16.42
Class I (and redemption price)	$16.80
Class IS (and redemption price)	$16.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.44

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends	$66,574,198
Interest	452,890
Less: Foreign taxes withheld	(500,008)
Total Investment Income	66,527,080

Expenses:
Investment management fee (Note 2)	16,414,299
Service and/or distribution fees (Notes 2 and 5)	5,264,077
Transfer agent fees (Note 5)	4,261,047
Trustees’ fees	168,976
Fund accounting fees	161,872
Registration fees	79,030
Shareholder reports	72,793
Insurance	42,158
Audit and tax	30,750
Legal fees	24,823
Custody fees	15,765
Miscellaneous expenses	15,268
Total Expenses	26,550,858
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(541,745)
Net Expenses	26,009,113
Net Investment Income	40,517,967

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	176,827,776
Foreign currency transactions	(2,182)
Net Realized Gain	176,825,594
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	311,111,520
Foreign currencies	(39,889)
Change in Net Unrealized Appreciation (Depreciation)	311,071,631
Net Gain on Investments and Foreign Currency Transactions	487,897,225
Increase in Net Assets From Operations	$528,415,192

See Notes to Financial Statements.

12	ClearBridge Equity Income Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$40,517,967	$85,957,224
Net realized gain	176,825,594	107,387,999
Change in net unrealized appreciation (depreciation)	311,071,631	326,577,926
Increase in Net Assets From Operations	528,415,192	519,923,149

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(45,000,867)	(88,801,154)
Decrease in Net Assets From Distributions to Shareholders	(45,000,867)	(88,801,154)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	460,476,852	579,222,119
Reinvestment of distributions	43,966,561	86,875,826
Cost of shares repurchased	(388,370,273)	(725,328,569)
Increase (Decrease) in Net Assets From Fund Share Transactions	116,073,140	(59,230,624)
Increase in Net Assets	599,487,465	371,891,371

Net Assets:
Beginning of period	4,248,334,492	3,876,443,121
End of period*	$4,847,821,957	$4,248,334,492
*Includesundistributed net investment income of:	$509,437	$4,992,337

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$14.76	$13.27	$13.71

Income (loss) from operations:
Net investment income	0.16	0.33	0.28
Net realized and unrealized gain (loss)	1.70	1.50	(0.41)
Total income (loss) from operations	1.86	1.83	(0.13)

Less distributions from:
Net investment income	(0.18)	(0.34)	(0.31)
Total distributions	(0.18)	(0.34)	(0.31)

Net asset value, end of period	$16.44	$14.76	$13.27
Total return[4]	12.58%	13.85%	(0.84)%

Net assets, end of period (millions)	$1,337	$1,252	$1,232

Ratios to average net assets:
Gross expenses	0.92%[5]	0.95%	1.05%[5]
Net expenses[6,7]	0.92 [5]	0.90 [8]	0.90 [5,8]
Net investment income	1.98 [5]	2.30	3.24 [5]

Portfolio turnover rate	20%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Equity Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.75	$13.27	$12.76	$11.80	$9.91	$16.03

Income (loss) from operations:
Net investment income	0.14	0.29	0.36	0.40	0.29	0.30
Net realized and unrealized gain (loss)	1.71	1.49	0.54	0.98	2.08	(5.88)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—	—
Total income (loss) from operations	1.85	1.78	0.90	1.40	2.37	(5.58)

Less distributions from:
Net investment income	(0.16)	(0.30)	(0.39)	(0.44)	(0.48)	(0.09)
Net realized gains	—	—	—	—	—	(0.45)
Total distributions	(0.16)	(0.30)	(0.39)	(0.44)	(0.48)	(0.54)

Net asset value, end of period	$16.44	$14.75	$13.27	$12.76	$11.80	$9.91
Total return[3]	12.53%	13.51%	7.14%	12.22%[4]	24.77%	(35.59)%

Net assets, end of period (millions)	$2,646	$2,334	$2,067	$1,364	$1,378	$1,248

Ratios to average net assets:
Gross expenses	1.19%[5]	1.24%	1.27%	1.18%	1.19%[6]	1.12%
Net expenses[7]	1.15 [5,8,9]	1.15 [8,9]	1.16 [8,9]	1.18	1.19 [6]	1.12
Net investment income	1.76 [5]	2.05	2.75	3.40	2.77	2.19

Portfolio turnover rate	20%	23%	83%	60%	142%[10]	147%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.18% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.52	$13.07	$12.57	$11.63	$9.75	$15.84

Income (loss) from operations:
Net investment income	0.08	0.19	0.27	0.32	0.22	0.22
Net realized and unrealized gain (loss)	1.68	1.47	0.53	0.97	2.05	(5.79)
Proceeds from settlement of a regulatory matter	—	—	—	0.09	—	—
Total income (loss) from operations	1.76	1.66	0.80	1.38	2.27	(5.57)

Less distributions from:
Net investment income	(0.10)	(0.21)	(0.30)	(0.44)	(0.39)	(0.07)
Net realized gains	—	—	—	—	—	(0.45)
Total distributions	(0.10)	(0.21)	(0.30)	(0.44)	(0.39)	(0.52)

Net asset value, end of period	$16.18	$14.52	$13.07	$12.57	$11.63	$9.75
Total return[3]	12.12%	12.80%	6.38%	12.28%[4]	23.88%	(35.96)%

Net assets, end of period (millions)	$145	$155	$197	$164	$209	$236

Ratios to average net assets:
Gross expenses	1.92%[5]	1.94%	1.96%	1.85%	1.85%[6]	1.70%
Net expenses[7]	1.82 [5,8,9]	1.82 [8,9]	1.82 [8,9]	1.85	1.85 [6]	1.70
Net investment income	1.07 [5]	1.36	2.10	2.70	2.11	1.58

Portfolio turnover rate	20%	23%	83%	60%	142%[10]	147%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

See Notes to Financial Statements.

16	ClearBridge Equity Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.58	$13.12	$12.62	$11.67	$9.76	$15.88

Income (loss) from operations:
Net investment income	0.08	0.18	0.24	0.30	0.21	0.19
Net realized and unrealized gain (loss)	1.68	1.48	0.54	0.98	2.05	(5.80)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	1.76	1.66	0.78	1.29	2.26	(5.61)

Less distributions from:
Net investment income	(0.10)	(0.20)	(0.28)	(0.34)	(0.35)	(0.06)
Net realized gains	—	—	—	—	—	(0.45)
Total distributions	(0.10)	(0.20)	(0.28)	(0.34)	(0.35)	(0.51)

Net asset value, end of period	$16.24	$14.58	$13.12	$12.62	$11.67	$9.76
Total return[3]	12.07%	12.67%	6.28%	11.31%[4]	23.75%	(36.09)%

Net assets, end of period (millions)	$315	$274	$238	$235	$244	$236

Ratios to average net assets:
Gross expenses	1.88%[5]	1.93%	1.99%	1.99%	1.96%[6]	1.90%
Net expenses[7]	1.88 [5,8]	1.93 [8]	1.96 [8,9]	1.99	1.96 [6]	1.88 [9,10]
Net investment income	1.03 [5]	1.28	1.89	2.59	2.00	1.41

Portfolio turnover rate	20%	23%	83%	60%	142%[11]	147%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013[2]

Net asset value, beginning of period	$17.01

Income (loss) from operations:
Net investment income	0.03
Net realized and unrealized loss	(0.52)
Total loss from operations	(0.49)

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$16.43
Total return[3]	(2.89)%

Net assets, end of period (000s)	$13

Ratios to average net assets:
Gross expenses[4]	1.22%
Net expenses[4,5,6]	1.22
Net investment income[4]	1.62

Portfolio turnover rate	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

18	ClearBridge Equity Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$14.74	$13.66

Income from operations:
Net investment income	0.12	0.25
Net realized and unrealized gain	1.70	1.11
Total income from operations	1.82	1.36

Less distributions from:
Net investment income	(0.14)	(0.28)
Total distributions	(0.14)	(0.28)

Net asset value, end of period	$16.42	$14.74
Total return[4]	12.34%	10.02%

Net assets, end of period (000s)	$128	$104

Ratios to average net assets:
Gross expenses[5]	1.46%	1.57%
Net expenses[5,6,7,8]	1.40	1.45
Net investment income[5]	1.54	1.89

Portfolio turnover rate	20%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period February 2, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2012, the expense limitation was 1.60%.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$15.07	$13.55	$13.02	$12.03	$10.12	$16.32

Income (loss) from operations:
Net investment income	0.17	0.35	0.40	0.46	0.32	0.35
Net realized and unrealized gain (loss)	1.74	1.52	0.56	0.99	2.13	(6.00)
Total income (loss) from operations	1.91	1.87	0.96	1.45	2.45	(5.65)

Less distributions from:
Net investment income	(0.18)	(0.35)	(0.43)	(0.46)	(0.54)	(0.10)
Net realized gains	—	—	—	—	—	(0.45)
Total distributions	(0.18)	(0.35)	(0.43)	(0.46)	(0.54)	(0.55)

Net asset value, end of period	$16.80	$15.07	$13.55	$13.02	$12.03	$10.12
Total return[3]	12.71%	13.89%	7.51%	12.39%	25.13%	(35.37)%

Net assets, end of period (millions)	$405	$233	$142	$41	$9	$4

Ratios to average net assets:
Gross expenses	0.82%[4]	0.82%	0.83%	0.89%	0.94%[5]	0.81%
Net expenses[6]	0.82 [4,7,8]	0.81 [7,8]	0.81 [7,8,9]	0.89 [9]	0.93 [5,7,9]	0.78 [7,10]
Net investment income	2.08 [4]	2.41	3.07	3.84	3.00	2.54

Portfolio turnover rate	20%	23%	83%	60%	142%[11]	147%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93% for the year ended December 31, 2009 .

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[10]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 0.74% for Class I shares until May 1, 2008.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% and 164% for the years ended December 31, 2009 and 2008, respectively.

See Notes to Financial Statements.

20	ClearBridge Equity Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$16.87

Income (loss) from operations:
Net investment income	0.09
Net realized and unrealized loss	(0.07)
Total income from operations	0.02

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$16.80
Total return[3]	0.14%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	0.98%
Net expenses[4,5,6,7]	0.82
Net investment income[4]	2.27

Portfolio turnover rate	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Equity Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

22	ClearBridge Equity Income Fund 2013 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$4,154,136,125	—	—	$4,154,136,125
Convertible preferred stocks	99,535,430	—	—	99,535,430
Master limited partnerships	161,393,410	—	—	161,393,410
Asset-backed securities	—	2	—	2
Total long-term investments	$4,145,064,965	$2	—	$4,415,064,967
Short-term investments†	—	484,929,340	—	484,929,340
Total investments	$4,145,064,965	$484,929,342	—	$4,899,994,307

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of reporting period. At June 30, 2013, securities valued at $84,045,266 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and

24	ClearBridge Equity Income Fund 2013 Semi-Annual Report

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must

ClearBridge Equity Income Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investment in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

26	ClearBridge Equity Income Fund 2013 Semi-Annual Report

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

ClearBridge Equity Income Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to total annual operating expenses are not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. In addition, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares, 2.10% for Class R1 shares and 1.00% for Class I shares. Total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These arrangements are effective as of January 1, 2014 for Class A, Class B, Class C and Class I shares and cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $541,745.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other

28	ClearBridge Equity Income Fund 2013 Semi-Annual Report

shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $564,229 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$898	$53,158	$9,970

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2013, the Fund had accrued $12,555 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$838,795,767
Sales	943,785,460

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$682,560,505
Gross unrealized depreciation	(67,934,643)
Net unrealized appreciation	$614,625,862

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

ClearBridge Equity Income Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,173,376
Class A	$3,184,977	2,466,986
Class B	579,277	327,964
Class C	1,499,480	198,328
Class FI1	4	4
Class R	339	150
Class I	—	94,233
Class IS2	—	6
Total	$5,264,077	$4,261,047

[1]	For the period May 16, 2013 (inception date) to June 30, 2013.

[2]	For the period April 10, 2013 (inception date) to June 30, 2013.

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$465,538
Class B	74,609
Class C	—
Class FI1	—
Class R	41
Class I	1,554
Class IS2	3
Total	$541,745

[1]	For the period May 16, 2013 (inception date) to June 30, 2013.

[2]	For the period April 10, 2013 (inception date) to June 30, 2013.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class 1	$14,325,878	$29,617,314
Class A	25,015,026	47,939,649
Class B	935,493	2,505,129
Class C	1,902,898	3,702,388
Class FI1	70	—
Class R	1,174	921	*
Class I	2,820,273	5,035,753
Class IS2	55	—
Total	$45,000,867	$88,801,154

[1]	For the period May 16, 2013 (inception date) to June 30, 2013.

[2]	For the period April 10, 2013 (inception date) to June 30, 2013.

*	For the period February 2, 2012 (inception date) to December 31, 2012.

30	ClearBridge Equity Income Fund 2013 Semi-Annual Report

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class 1
Shares issued on reinvestment	875,881	$14,325,878	2,042,416		$29,617,297
Shares repurchased	(4,416,410)	(71,216,242)	(10,033,500)		(143,425,579)
Net decrease	(3,540,529)	$(56,890,364)	(7,991,084)		$(113,808,282)

Class A
Shares sold	14,112,281	$228,399,386	27,421,988		$392,094,118
Shares issued on reinvestment	1,504,084	24,585,956	3,239,258		46,983,523
Shares repurchased	(12,825,443)	(207,119,293)	(28,196,118)		(403,340,305)
Net increase	2,790,922	$45,866,049	2,465,128		$35,737,336

Class B
Shares sold	91,879	$1,464,527	252,808		$3,514,147
Shares issued on reinvestment	57,709	928,686	173,925		2,478,836
Shares repurchased	(1,877,656)	(29,881,341)	(4,785,913)		(67,071,101)
Net decrease	(1,728,068)	$(27,488,128)	(4,359,180)		$(61,078,118)
Class C
Shares sold	2,221,813	$35,567,294	4,587,762		$64,493,272
Shares issued on reinvestment	109,452	1,768,405	241,967		3,467,967
Shares repurchased	(1,764,638)	(28,125,036)	(4,197,605)		(59,108,455)
Net increase	566,627	$9,210,663	632,124		$8,852,784

Class FI1
Shares sold	798	$13,579	—		—
Shares issued on reinvestment	4	70	—		—
Net increase	802	$13,649	—		—

Class R
Shares sold	2,141	$33,502	6,983	*	$99,839	*
Shares issued on reinvestment	72	1,173	63	*	920	*
Shares repurchased	(1,420)	(23,863)	(16)	*	(230)	*
Net increase	793	$10,812	7,030	*	$100,529	*

ClearBridge Equity Income Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class I
Shares sold	11,670,173	$194,988,564	8,199,461	$119,020,743
Shares issued on reinvestment	141,002	2,356,338	291,748	4,327,283
Shares repurchased	(3,152,003)	(52,004,498)	(3,556,484)	(52,382,899)
Net increase	8,659,172	$145,340,404	4,934,725	$70,965,127

Class IS2
Shares sold	593	$10,000	—	—
Shares issued on reinvestment	3	55	—	—
Net increase	596	$10,055	—	—

[1]	For the period May 16, 2013 (inception date) to June 30, 2013.

[2]	For the period April 10, 2013 (inception date) to June 30, 2013.

*	For the period February 2, 2012 (inception date) to December 31, 2012.

8. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(6,235,517)
12/31/2107	(438,621,723)
$(444,857,240)

These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

32	ClearBridge Equity Income Fund 2013 Semi-Annual Report

ClearBridge

Equity Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Equity Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Equity Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Equity Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011849 8/13 SR13-1985

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	August 23, 2013